SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2020

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 7.01	Regulation FD Disclosure.

Cigna Corporation (“Cigna” or the “Company”) officials expect to participate in meetings with investors and analysts on January 13 and 14, 2020 at the J.P. Morgan Healthcare Conference, including a presentation with David M. Cordani, Cigna’s President and Chief Executive Officer. During these meetings, Cigna officials expect to disclose expectations for growth in 2020, including total full year medical customer growth of 150,000 to 250,000 customers over Cigna’s year-end 2019 total medical customer base, including individual Medicare Advantage growth of 60,000 to 70,000 customers, representing 13% to 16% growth over year-end 2019. In addition, Cigna management also intends to disclose the Company’s expectations for 2020 Health Services’ adjusted pharmacy scripts in the range of 1.47 billion to 1.50 billion, representing growth of 250 million to 280 million adjusted pharmacy scripts or 20% to 23% over year-end 2019. This outlook includes volumes expected to be insourced from OptumRx and volumes associated with the first year of the Prime Therapeutics LLC collaboration, as well as additional organic growth of 25 million to 35 million adjusted pharmacy scripts.

Cigna’s full year 2019 results will be discussed in a press release and investor conference call scheduled for February 6, 2020.

Cigna’s presentation at the J.P. Morgan Healthcare Conference is expected to begin at approximately 10:00 a.m. PST on January 14, 2020. Investors, analysts and the general public are invited to listen to the presentation free over the Internet via webcast by visiting http://www.cigna.com and clicking on About Us, then Investor Relations, then the View Events link under the Upcoming Investor Events heading. To listen to this presentation live on the Internet, visit http://www.cigna.com at least 15 minutes prior to the presentation to download and install any necessary audio software.

“Total medical customers” includes individuals in our Integrated Medical and International Markets segments who meet any one of the following criteria: are covered under a medical insurance policy, managed care arrangement, or service agreement issued by Cigna; have access to Cigna’s provider network for covered services under their medical plan; or have medical claims and services that are administered by Cigna. For “adjusted pharmacy scripts,” non-specialty network scripts filled through 90-day programs and home delivery scripts are multiplied by three. All other network and specialty scripts are counted as one script. As discussed on the third quarter earnings call, beginning in 2020, Cigna will no longer exclude contributions from Anthem, Inc. and Coventry Health Care Inc. (collectively, the “transitioning clients”) from its adjusted measures, as the transition for both clients was substantially complete as of December 31, 2019. For 2020 adjusted pharmacy scripts, the impact from transitioning clients is expected to be de minimis.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K (the “Report”), and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning expectations for total medical and individual Medicare Advantage customer growth for 2020 and Health Services adjusted pharmacy scripts for 2020; future financial or operating performance, including our ability to deliver affordable, personalized and innovative solutions for our customers and clients; future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; the merger (the “Merger”) with Express Scripts Holding Company and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical and pharmacy costs and price effectively; our ability to adapt to changes or trends in an evolving and rapidly changing industry; our ability to effectively differentiate our products and services from those of our competitors and maintain or increase market share; our ability to develop and maintain good relationships with physicians, hospitals, other health care providers and pharmaceutical manufacturers; changes in drug pricing; the impact of modifications to our operations and processes; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits (including anticipated synergies) of such transactions in full or within the anticipated time frame, including with respect to the Merger, as well as our ability to integrate operations, resources and systems; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; the impact of our debt service obligations on the availability of funds for other business purposes; unfavorable industry, economic or political conditions, including foreign currency movements; acts of war, terrorism, natural disasters or pandemics; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: January 13, 2020	By:	/s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer